SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   July 20, 2004
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                                  STATE BANCORP, INC.
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                   (Exact name of registrant as specified in its charter)

                 New York                     0-14874            11-2846511
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      (State or other jurisdiction of      (Commission        (I.R.S. Employer
       incorporation or organization        File Number)     Identification No.)


      699 Hillside Avenue, New Hyde Park, NY                      11040-2512
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      (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number including area code         (516) 437-1000
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               (Former name or former address, if changed since last report)

ITEM 7  -- FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

        99.1 Press release issued by the Company on July 20, 2004 announcing its earnings for the period ended June 30, 2004


ITEM 12  -- Results of Operations and Financial Condition

On July 20, 2004, the Company issued the earnings release for the period ended June 30, 2004, furnished herewith as Exhibit 99.1.



                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             STATE BANCORP, INC.


DATE:   July 20, 2004


                             By:   s/Brian K. Finneran
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                             Brian K. Finneran, Secretary/Treasurer